Investment in Term Loans	12 Months Ended
Dec. 31, 2015
Receivables [Abstract]
Investment in Term Loans
4.	Investment in Term Loans

In February 2011, Teekay made a $70 million term loan (or the TKC Loan) to a ship-owner of a 2011-built VLCC, based in Asia. The TKC Loan’s interest rate was 9% per annum, which was payable quarterly. The TKC Loan was repayable in full in February 2014. The TKC Loan was collateralized by a first-priority mortgage on the VLCC, together with other related collateral.

In July 2010, Teekay Tankers acquired two term loans, whose borrowers had the same ultimate parent company as the borrower under the TKC Loan, with a total principal amount outstanding of $115.0 million for a total cost of $115.6 million (or the TNK Loans). The TNK Loans had an annual interest rate of 9% per annum, and included a repayment premium feature which provided a total investment yield of approximately 10% per annum. The TNK Loans matured in July 2013. The TNK Loans were collateralized by first-priority mortgages on two 2010-built VLCCs, together with other related security. The principal amount of the TNK Loans and repayment premium were payable in full at maturity in July 2013. The TKC Loan and TNK Loans are collectively referred to as the Loans.

The borrowers of the Loans had been in default on their interest payment obligations since the first quarter of 2013, and of their loan principal and repayment premium obligations on the TNK Loans from their maturity date in July 2013. In March 2014, the Company exercised its rights under security documentation to realize the amounts owed under its investment in term loans and assumed full ownership of the three VLCC vessels, which previously secured the investment in term loans. At the time of assumption of ownership, these vessels had an aggregate fair value of approximately $222 million, which exceeded the carrying value of the Loans. As a result of the exercise of remedies and the increase in VLCC vessel values during early 2014, in the first quarter of 2014 the Company recognized $15.2 million of interest income, of which $11.2 million related to prior periods and was previously unrecognized, owing under the Loans. In May 2014, Teekay Tankers sold two single-ship wholly-owned subsidiaries, each of which owned one VLCC, to TIL for aggregate proceeds of $154 million, plus related working capital on closing. Teekay Tankers recognized a $10 million gain on the sale of the VLCCs in 2014.